                            EXHIBIT 24 TO FORM 10-K

                           UMB FINANCIAL CORPORATION
                               POWER OF ATTORNEY


     Each person whose signature appears below hereby constitutes and appoints
R. Crosby Kemper, David D. Miller and Timothy M. Connealy his true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities, to file this report the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.


SIGNATURE AND NAME                 CAPACITY                  DATE
------------------                 --------                  ----

                                   Director
-----------------------------
    Paul D. Bartlett, Jr.

/s/ THOMAS E. BEAL                 Director                  January 21, 1999
-----------------------------
    Thomas E. Beal

                                   Director
-----------------------------
    H. Alan Bell

/s/ DAVID R. BRADLEY               Director                  January 21, 1999
-----------------------------
    David R. Bradley

/s/ NEWTON A. CAMPBELL             Director                  January 21, 1999
-----------------------------
    Newton A. Campbell

/s/ TIMOTHY M. CONNEALY            Chief Financial Officer   January 21, 1999
-----------------------------
    Timothy M. Connealy

                                   Director
-----------------------------
    Howard R. Fricke

/s/ WILLIAM TERRY FULDNER          Director                  January 21, 1999
-----------------------------
    William Terry Fuldner

/s/ PETER J. GENOVESE              Director,                 January 21, 1999
-----------------------------      Vice Chairman
    Peter J. Genovese

                                   Director
-----------------------------
    Jack T. Gentry

/s/ C. N. HOFFMAN, III             Director                  January 21, 1999
-----------------------------
    C. N. Hoffman, III

/s/ ALEXANDER C. KEMPER            Director                  January 21, 1999
-----------------------------
    Alexander C. Kemper

/s/ R. CROSBY KEMPER               Director, Chairman        January 21, 1999
-----------------------------      Chief Executive Officer
    R. Crosby Kemper

/s/ R. CROSBY KEMPER III           Director, Vice Chairman   January 21, 1999
-----------------------------
    R. Crosby Kemper III

/s/ DANIEL N. LEAGUE, JR.          Director                  January 21, 1999
-----------------------------
    Daniel N. League, Jr.

                                   Director
-----------------------------
    William J. McKenna

                                   Director
-----------------------------
    Roy E. Mayes

/s/ JOHN H. MIZE, JR.              Director                  January 21, 1999
-----------------------------
    John H. Mize, Jr.

                                   Director
-----------------------------
    Mary Lynn Oliver

                                   Director
-----------------------------
    W. L. Orscheln

                                   Director
-----------------------------
    Robert W. Plaster

/s/ ALAN W. ROLLEY                 Director                  January 21, 1999
-----------------------------
    Alan W. Rolley

                                   Director
-----------------------------
    Joseph F. Ruysser

/s/ THOMAS D. SANDERS              Director                  January 21, 1999
-----------------------------
    Thomas D. Sanders

/s/ L. JOSHUA SOSLAND              Director                  January 21, 1999
-----------------------------
    L. Joshua Sosland

/s/ HERMAN R. SUTHERLAND           Director                  January 21, 1999
-----------------------------
    Herman R. Sutherland

/s/ E. JACK WEBSTER                Director                  January 21, 1999
-----------------------------
    E. Jack Webster

/s/ JON WEFALD                     Director                  January 21, 1999
-----------------------------
    Jon Welfad

/s/ JOHN E. WILLIAMS               Director                  January 21, 1999
-----------------------------
    John E. Williams